STRUCTURAL TERM SHEET


                            ClassNotes Trust 1995-I
                     (f/k/a Education Loan Alliance 1995-I)
                                 Series 1996-2

                    $145,250,000* LIBOR Rate Class A-9 Notes

                         Trans-World Insurance Company
        d/b/a Educaid, a wholly-owned subsidiary of The Money Store Inc.
                                    (Seller)

                              The Money Store Inc.
                                (Representative)


Underwriters:                           Smith Barney Inc. (Books)
                                        CS First Boston

Expected Schedule:                      Pricing:          December 19, 1996
                                        Delivery:         December 27, 1996

Dated Date:                             Date of Issuance



                                        Interest                                                                    Expected
                            Expected     Rate                                                           Expected     Rating
                            Average    (Expected    Rate                        Interest    Stated      Pay         Moody's/
  Class     Amount          Life (1)     Spread)    Reset      Price   CAP      Payment     Maturity    Date          S&P

   A-9    $145,250,000*      2.60       1 Month     (monthly)   100    Available (monthly)  04/15/02*   07/15/98-     Aaa/AAA
                                        LIBOR +      on the            Funds      on the                08/15/00
                                        Margin       14th                         15th

(1) Assumes 7% CPR

Credit Enhancement:         AMBAC Indemnity Corporation ("AMBAC") surety bond

Tax Status:                 Interest on the Notes is subject to federal and
                            state income taxes

Interest Configuration:     Actual/360

Authorized Denominations:   $50,000 and integral multiples thereof; Book Entry
                            only

ERISA Eligibility:          Yes



                            Debt Repayment Schedule
                            By Maturity (As of 12/15/96)


 Notes & Certificates        Index           Principal        Maturity

 Class A-7               1-Month LIBOR      124,350,000       03/15/01
 Class A-9               1-Month LIBOR     145,250,000*       04/15/02*
 Class A-1               7-Day Auction      44,400,000        04/01/13
 Class A-2               7-Day Auction      54,000,000        04/01/14
 Class A-3               7-Day Auction      54,500,000        04/01/15
 Class A-5               7-Day Auction      93,000,000        04/01/16
 Class A-6              28-Day Auction      99,000,000        04/01/17
 Class A-8              28-Day Auction      51,000,000        04/01/18
 Certificates           28-Day Auction      24,000,000        04/01/20

* Subject to Change

Trans-World/Educaid (Seller):  Trans-World Insurance Company, an Arizona
                               Corporation, doing business as Educaid (the
                               "Seller"), is a wholly owned subsidiary of The Money Store Inc., a New Jersey Corporation. The Money Store is a diversified financial service company headquartered in
                               Sacramento, California and Union, New Jersey.

Master Servicer:               The Seller will act as Master Servicer with
                               respect to the Financed Student Loans and generally will service the Financed Student
                               Loans during the In-School period.

Sub-Servicer:                  Pennsylvania Higher Education Assistance Agency,
                               an agency of the Commonwealth of Pennsylvania
                               ("PHEAA") and AFSA Data Corporation ("AFSA"), will service the Financed Student Loans during the repayment period.



SUMMARY PORTFOLIO INFORMATION



                   Composition of the Financed Student Loans


      Aggregate Outstanding Principal Balance                     $520,107,838

      Number of Borrowers                                              102,617

      Average Outstanding Principal Balance Per Borrower                $5,068

      Number of Loans                                                  299,977

      Average Outstanding Principal Balance Per Loan                    $1,734

      Weighted Average Remaining Term (months) (not including
      months remaining for in-school, grace, deferment, or
      forbearance)                                                         108

      Weighted Average Remaining Term (months) (including
      months remaining for in-school, grace, deferment, or
      forbearance)                                                         113

      Weighted Average Borrower Interest Rate                             7.98%

      Weighted Average Annual Effective Rate                              7.98%


The information contained herein concerning the financed student loans will be superseded by the description of the financed student loans contained in the prospectus supplement relating to this offering.


                   Distribution of the Financed Student Loans
                   Existing in the Trust Estate as of 11/30/96

                                                                             Percent of
                                          Number of      Outstanding       Outstanding
         Distribution by:                  Loans           Balance          Loan Balance

--------------------------------------------------------------------------------------------------------------------

LOAN TYPE

         Consolidated                         608         $9,836,609          1.89%
         PLUS                               8,157         21,124,724          4.06%
         SLS                                  130            234,961          0.05%
         Stafford - Subsidized            224,787        371,320.998         71.39%
         Stafford - Unsubsidized           66,295        117,590,546         22.61%


BORROWER PAYMENT STATUS
BORROWER PAYMENT STATUS
--------------------------------------------------------------------------------------------------------------------
         Deferment                           7,258       $11,287,709          2.17%
         Forbearance                         8,639        17,511,959          3.37%
         Grace                              21,333        38,418,764          7.39%
         Repayment                          58,039       109,347,850         21.03%
         In-School                         203,013       341,082,690         65.58%
         Claim                               1,695         2,458,866          0.47%


INTEREST RATE
--------------------------------------------------------------------------------------------------------------------
         Less than 7.50%                        13          $106,817          0.02%
         7.50% to 8.49%                    291,238       491,191,917         94.44%
         8.50% to 9.49%                      8,723        28,761,754          5.53%
         9.50% or greater                        3            47,350          0.01%


DATE OF DISBURSEMENT
--------------------------------------------------------------------------------------------------------------------
         Before 10/01/93                       511          $603,527          0.12%
         10/01/93 & After                  299,466       519,504,311         99.88%


GEOGRAPHIC LOCATION
--------------------------------------------------------------------------------------------------------------------------
         California                        115,412      $203,564,489         39.14%
         Florida                            64,107       106,286,873         20.44%
         Texas                              29,942        56,600,519         10.88%
         New Jersey                         38,003        55,610,969         10.69%
         New York                           12,862        25,262,587          4.86%
         Other                              39,651        72,782,401         13.99%


GUARANTOR
--------------------------------------------------------------------------------------------------------------------------
         California Student Aid            109,556      $187,578,176         36.07%
          Commission
         United Student Aid Funds           43,966        92,860,084         17.85%
         FL Office of Student Financial     51,013        79,473,580         15.28%
          Aid
         NJ Higher Education Assistance     39,238        56,999,360         10.96%
         TX Guaranteed Student Loan Corp    24,711        42,255,214          8.12%
         Other                              31,493        60,941,424         11.72%
--------------------------------------------------------------------------------------------------------------------------
         Portfolio Totals:                 299,977      $520,107,838        100.00%
--------------------------------------------------------------------------------------------------------------------------

The information contained herein concerning the financed student loans will be superseded by the description of the financed student loans contained in the prospectus supplement relating to this offering.


                                     Table I

                            ClassNotes Trust 1995-I

                                 Series 1996-2

               $140,000,000 LIBOR Floating Rate Class A-9 Notes

                           .08% Discount Margin Table


                                                Assumptions*
            Discount Margin Table

Price         5% CPR     7% CPR    9% CPR       Size             $140,000,000
99 60/64        10.4      10.6      10.7        Spread               0.080%
99 61/64        9.8        9.9      10.1        1 Month LIBOR        5.625%
99 62/64        9.2        9.3      9.4         Assumed Coupon       5.705%
99 63/64        8.6        8.6      8.7         Day Count          Actual/360
100             8.0        8.0      8.0         Delay Days             0
100  1/64       7.4        7.3      7.3         Settlement Date      12/27/96
100  2/64       6.8        6.7      6.6         First Payment Date    1/15/97
100  3/64       6.2        6.1      5.9         Legal Final           4/15/02
100  4/64       5.6        5.4      5.2

   WAL         2.82       2.58     2.41


        * Preliminary, subject to change. Based on preliminary portfolio characteristics. Actual portfolio characteristics may vary.
                      Table constructed December 18, 1996.


Smith Barney Inc. believes that the information contained in this report has been obtained from reliable sources, but does not guarantee its accuracy.

                                     Table I

                            ClassNotes Trust 1995-I

                                 Series 1996-2

                $145,250,000 LIBOR Floating Rate Class A-9 Notes

                           .08% Discount Margin Table


                                                Assumptions*
            Discount Margin Table

Price         5% CPR     7% CPR    9% CPR       Size             $145,250,000
99 60/64        10.4      10.6      10.7        Spread               0.080%
99 61/64        9.8        9.9      10.1        1 Month LIBOR        5.615%
99 62/64        9.2        9.3      9.4         Assumed Coupon       5.725%
99 63/64        8.6        8.6      8.7         Day Count          Actual/360
100             8.0        8.0      8.0         Delay Days             0
100  1/64       7.4        7.3      7.3         Settlement Date      12/27/96
100  2/64       6.8        6.7      6.6         First Payment Date    1/15/97
100  3/64       6.2        6.1      5.9         Legal Final           4/15/02
100  4/64       5.6        5.4      5.2

   WAL         2.82       2.58     2.41


        * Preliminary, subject to change. Based on preliminary portfolio characteristics. Actual portfolio characteristics may vary.
                      Table constructed December 18, 1996.


Smith Barney Inc. believes that the information contained in this report has been obtained from reliable sources, but does not guarantee its accuracy.



                                    Table II

                            ClassNotes Trust 1995-I

                                 Series 1996-2

               $145,250,000 LIBOR Floating Rate Class A-9 Notes"

                           .09% Discount Margin Table


                                              Assumptions*
          Discount Margin Table

Price          5% CPR  7% CPR  9% CPR         Size               $145,250,000
99 60/64        11.4    11.6    11.7          Spread                 0.090%
99 61/64        10.8    10.9    11.1          1 Month LIBOR          5.645%
99 62/64        10.2    10.3    10.4          Assumed Coupon         5.735%
99 63/64        9.6     9.6     9.7           Day Count           Actual/360
100             9.0     9.0     9.0           Delay Days              0
100  1/64       8.4     8.3     8.3           Settlement Date       12/27/96
100  2/64       7.8     7.7     7.6           First Payment Date     1/15/97
100  3/64       7.2     7.1     6.9           Legal Final           4/15/02
100  4/64       6.6     6.4     6.2

  WAL          2.81    2.60    2.41

        * Preliminary, subject to change. Based on preliminary portfolio characteristics. Actual portfolio characteristics may vary.
                     Table constructed December 18, 1996.


Smith Barney Inc. believes that the information contained in this report has been obtained from reliable sources, but does not guarantee its accuracy.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there by any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representation that the above referenced security will actually perform as described in any scenario presented.